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                EXCELSIOR TAX-EXEMPT FUNDS, INC. (THE "COMPANY")

                 CALIFORNIA TAX-EXEMPT INCOME FUND (THE "FUND")

                 SUPPLEMENT TO PROSPECTUS DATED OCTOBER 1, 1996

1. Effective May 16, 1997, United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company of Connecticut ("U.S. Trust CT" and collectively with U.S. Trust NY, "U.S. Trust" or the "Investment Adviser") serve as the Fund's Investment Adviser pursuant to the terms of an Investment Advisory Agreement between the Company and the Investment Adviser (the "Advisory Agreement"). Prior to May 16, 1997, U.S. Trust NY served as the Fund's investment adviser. U.S. Trust CT, which has its principal offices at 225 High Ridge Road, East Tower, Stamford, Connecticut 06905, is an affiliate of U.S. Trust NY and a subsidiary of U.S. Trust Corporation, a registered bank holding company.

     The terms and conditions of the Advisory Agreement are substantially the same as those of the prior advisory agreement between the Company and U.S. Trust NY, and the contractual advisory fee payable by the Fund has not changed. U.S. Trust NY and U.S. Trust CT are jointly, and not severally, responsible for providing advisory services under the Advisory Agreement.

     United States Trust Company of California ("U.S. Trust CA") continues to serve as the Fund's sub-adviser, and has entered into a Sub-Advisory Agreement between U.S. Trust CA and the Investment Adviser (the "Sub-Advisory Agreement").

     The terms and conditions of the Sub-Advisory Agreement are identical to those of the prior sub-advisory agreement between U.S. Trust CA and U.S. Trust NY, including the sub-advisory fee payable by the Investment Adviser.

2. Effective May 16, 1997, U.S. Trust CT, Chase Global Funds Services Company ("CGFSC") and Federated Administrative Services ("FAS") serve as the Fund's co-administrators (the "Administrators") pursuant to the terms of an Administration Agreement among the Company and the Administrators (the "Administration Agreement"). U.S. Trust CT has replaced U.S. Trust NY as one of the Fund's co-administrators.

     The terms and conditions of the Administration Agreement are identical to those of the prior administration agreement among the Company, CGFSC, FAS and U.S. Trust NY, including the administration fee payable by the Fund.

The date of this Supplement is May 23, 1997.